800VDC AI Datacenter Ecosystem ETF

HUMM

Summary Prospectus – September 16, 2026
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated September 12, 2026, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks to provide investment exposure to companies most directly linked to the 800VDC AI datacenter power ecosystem.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.49%
Distribution and Service (12b-1) Fees	None
Other Expenses[1],[2]	0.00%
Total Annual Fund Operating Expenses	0.49%
1  Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; (viii) any gains or losses attributable to investments under a deferred compensation plan for Trustees who are not “interested persons” of the Trust; and (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 “Other Expenses” are estimated for the current fiscal year.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
One Year	Three Years
$50	$157

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund had not commenced operations as of the date of this Prospectus and no portfolio turnover rate existed at the time of this publication.
Principal Investment Strategy
The Fund is an actively managed exchange-traded fund that seeks to invest in a focused portfolio of companies that Harbor Capital Advisors, Inc. (the “Advisor”), the Fund’s investment adviser, believes are positioned to benefit from the transition of datacenters from legacy low-voltage power architecture to next-generation 800-volt direct current (800VDC) power delivery systems.
Under normal circumstances the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of 800VDC AI Datacenter Ecosystem Companies.The Advisor considers an “800VDC AI Datacenter Ecosystem Company” to be a company that derives, or is expected to derive, significant revenues or other economic benefits from products, services, technologies, or infrastructure that enable, support, or are otherwise associated with the adoption of 800VDC power architectures in datacenters, which the Advisor generally considers to mean that a material portion of the company’s revenues, profits, assets or capital expenditure plans is attributable to the 800VDC datacenter transition. The 800VDC datacenter transition is linked to the increased energy demands associated with adoption of artificial intelligence (AI) technologies.
The 800VDC AI datacenter ecosystem encompasses a broad range of companies, including those involved in power semiconductors and analog integrated circuits; power management, sensing, protection, and control technologies; switchgear, power distribution, and electrical infrastructure; power conversion, supply units, and voltage regulation; connectors, passive components, and isolation technologies; and other products, services, and infrastructure that enable or support the adoption of 800VDC power architectures in AI datacenters. The Advisor has broad discretion to identify companies across the 800VDC AI datacenter ecosystem and is not limited to any particular segment, industry, or technology within that ecosystem.
The Advisor employs a proprietary thematic scoring process to identify and evaluate 800VDC AI Datacenter Ecosystem Companies. Companies are assessed based on the Advisor’s analysis of the strength and materiality of their economic connection to the 800VDC AI datacenter ecosystem, drawing on a range of data sources including company filings, earnings call transcripts, news and media reports, supply-chain data, and market information. The Fund’s portfolio, which is constructed and weighted based on the thematic scores, is expected to consist of approximately 20–50 companies. The Advisor may sell or reduce a position when a company’s economic connection to the 800VDC AI datacenter ecosystem diminishes (as determined through the Advisor’s thematic scoring process), the Advisor’s fundamental assessment changes, a more attractive opportunity is identified, or to manage risk or meet redemptions.
The Fund may invest in U.S. and non-U.S. companies of any market capitalization, including those in emerging market countries, and may invest in such companies directly or through depositary receipts.

Summary Prospectus
800VDC AI Datacenter Ecosystem ETF

The Fund anticipates that its foreign investment may comprise over 20% of its net assets and expects to maintain significant exposure to companies domiciled in Asia. The Fund is classified as non-diversified, which means that it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. As a result, the performance of a limited number of issuers may have a greater effect on the Fund’s overall performance and volatility. The Fund will concentrate its investments (i.e., hold more than 25% of its total assets) in the industries and groups of industries comprising the information technology and industrials sectors.
The Fund seeks to maintain focused exposure to companies that the Advisor believes are positioned to benefit from the expansion of the 800VDC AI datacenter ecosystem and generally will not take defensive positions based on the Advisor’s views of market, economic, political or other conditions.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first 7 risks) include:
800VDC AI Datacenter Ecosystem Risk: The Fund’s investment thesis depends on widespread adoption of 800VDC power architectures in datacenters, which may be delayed, slower than expected, or may not occur at all. The anticipated transition to 800VDC aligned with next-generation rack-scale systems and similar platforms may be deferred by supply constraints, competing architectural approaches, shifts in customer demand, or changes in the competitive landscape among graphics processing unit companies and accelerator vendors. If the 800VDC transition does not materialize as the Advisor anticipates, or if alternative power architectures emerge as substitutes, the Fund’s performance could be significantly and adversely affected.
Additionally, the Fund may be adversely affected by developments that reduce the power requirements or overall scale of AI compute infrastructure. Advances in AI model efficiency could reduce the power intensity of AI workloads and diminish or eliminate the need for next-generation power delivery infrastructure. A broader slowdown in AI adoption, a reassessment of near-term commercial returns from AI deployment or a contraction in capital expenditure programs could reduce the pace and scale of datacenter buildout. Even if AI investment continues at pace, hyperscale operators may redirect capital expenditure toward other perceived bottlenecks (such as networking, storage or software) rather than power infrastructure upgrades. One or more of these circumstances could materially reduce demand for the products and services of companies in which the Fund invests.
Artificial Intelligence Risk: Companies involved in artificial intelligence and related technologies are subject to intense competition, rapid technological change, evolving industry standards, short product cycles, and significant research and development expenditures. The Fund’s investments may include companies whose products or services may become obsolete or less competitive as new technologies emerge. Many of these companies depend on intellectual property rights, access to computing capacity and specialized hardware, complex supply chains, and continued capital investment to maintain their competitive positions. Failures, delays, security vulnerabilities, operational disruptions, or reduced demand for AI-related products and services could adversely affect such companies. The issuers are also subject to legal, regulatory and political changes that may have a large impact on their profitability. AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.
Thematic Model Risk: The Fund’s selection, weighting and monitoring of portfolio holdings depend on the Advisor’s proprietary investment process, which scores companies based on their economic linkage to the 800VDC AI datacenter ecosystem. Selection and position sizing are driven principally by a company’s thematic exposure to the ecosystem rather than by fundamental attractiveness, valuation, credit quality or other traditional investment factors, and the process may therefore result in the Fund holding, or holding to a significant extent, companies that are expensive, that are unprofitable, or whose fundamental prospects are otherwise weak.
The Advisor’s investment process is subject to limitations that could adversely affect the Fund. The data underlying the process may be incomplete, inaccurate, delayed, inconsistent, biased or unavailable. Errors in data collection, processing or interpretation, or in the Advisor’s assessment of a company’s relationship to the 800VDC AI datacenter ecosystem, may negatively impact the Fund’s ability to provide the intended exposure to the 800VDC AI datacenter ecosystem. The judgments underlying the process may prove incorrect or fail to adapt to changes in the ecosystem or market conditions. Any model or methodology may contain flaws, the existence and effect of which may be discovered only after the fact or not at all. In addition, artificial intelligence tools used as part of a model may be subject to one or more undetected errors, defects or security vulnerabilities, and there is a risk that any particular output will be incomplete, inaccurate, unreliable or otherwise flawed. There can be no assurances that the strategies pursued or the techniques implemented in the model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Summary Prospectus
800VDC AI Datacenter Ecosystem ETF

Equity securities generally have greater price volatility than fixed income securities.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Large Shareholder Risk: Certain large shareholders, including APs, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value. To the extent securities held by the Fund trade on foreign exchanges that are closed while the Fund’s shares continue to trade in the United States, the value of those securities used to calculate the Fund’s NAV may differ from their current market value. As a result, the Fund’s shares may trade at a premium or discount to NAV, and bid/ask spreads may be wider than those of funds investing primarily in U.S. securities.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S.or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. As a result, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, including those located in emerging markets, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. The Fund’s significant exposure to Asian companies presents risks distinct from broader foreign or emerging market risks, including heightened geopolitical tensions, the potential for abrupt regulatory or policy shifts by Asian governments, and the risk of economic contagion across closely interconnected regional markets. Investments in Chinese companies may also be subject to variable interest entity (VIE) structural risks and delisting exposure under U.S. regulatory requirements.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may

Summary Prospectus
800VDC AI Datacenter Ecosystem ETF

depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Smaller companies may have limited product lines, markets and financial resources. Additionally, small- and mid-cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on larger capitalized companies. Likewise, large cap stocks may fall out of favor relative to small- and mid-cap stocks, which may cause the Fund to underperform other equity funds that focus on smaller capitalized companies.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Sector Exposure Risk: Because the Fund may, from time to time, have significant exposure to particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sector(s). As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of exposures. The Fund may invest a significant portion of its assets in the following sector(s) and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sector(s).
Information Technology Sector Risk: Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
Industrials Sector Risk: Companies in the industrials sector may be affected by supply and demand for their products and services, economic cycles, commodity prices, labor costs, transportation costs, government regulation, defense spending, infrastructure spending, trade policy, and global competition. Companies in this sector may be sensitive to changes in business investment and industrial production.
Unrelated Business Risk: Many of the companies in which the Fund will invest have other business lines unrelated to the Fund’s thematic category. These other lines of business could adversely affect those firms’ operating results and, in turn, hurt the Fund’s performance. The operating results of companies with other business lines may fluctuate independently of the fluctuations in the relevant thematic category businesses. In addition, a particular company’s ability to engage in new business activities may expose it to additional risks for which it has less experience than its existing business lines. Despite a company’s possible success in activities linked to a thematic category, there can be no assurance that its other lines of business will not adversely affect the company’s business, financial condition, or market value. In addition, a particular company’s unrelated businesses may impact the Fund’s investment returns and it may be difficult to isolate thematic category-related returns from other return sources.
Performance
Because the Fund does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and an additional index. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Adela Ghinet, CFA, CAIA, Head of Thematic Solutions, Managing Director and Portfolio Manager of Harbor Capital Advisors, Inc., has managed the Fund since 2026.
Spenser P. Lerner, CFA, Head of Multi-Asset Solutions, Managing Director and Portfolio Manager of Harbor Capital Advisors, Inc., has managed the Fund since 2026.
Justin Menne, CFA, Head of Global Equities at Harbor Capital Advisors, Inc., has managed the Fund since 2026.
Jonathan G. Poynter, PhD, CFA, Head of Quantitative Research at Harbor Capital Advisors, Inc., has managed the Fund since 2026.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.

Summary Prospectus
800VDC AI Datacenter Ecosystem ETF

Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Summary Prospectus
800VDC AI Datacenter Ecosystem ETF
September 16, 2026
Exchange	Ticker

NYSE Arca, Inc.	HUMM

ETF.SP.HUMM.0926
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